UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 17, 2015

Z Trim Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Illinois	001-32134	36-4197173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1101 Campus Drive
Mundelein, Illinois 60060
(Address of principal executive offices)

Registrant’s telephone number, including area code: (847) 549-6028

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 17, 2015, Z Trim Holdings, Inc. (the “Company”) entered into an equipment purchase agreement (the “Purchase Agreement”) with Fordham Capital Partners, LLC (“Fordham”) pursuant to which the Company sold all of its right, title and interest in the equipment described therein (the “Equipment”) to Fordham for a purchase price of $500,000.  Concurrently with entering into the Purchase Agreement, on July 17, 2015, the Company entered into an equipment lease agreement (the “Equipment Lease Agreement”) with Fordham pursuant to which the Company leased the Equipment from Fordham on terms that included the following: a lease term of 24 months, monthly lease payments by the Company of $15,800 and the option (at the election of the Company) to purchase the Equipment on or after July 8, 2016 on the following terms:  (i) if the purchase date is between 12-18 months $425,000; (ii) if the purchase date is between 19-23 months: $360,000; and (iii) if the purchase date is during the 24th month (but no later than July 8, 2017): $325,000.

The Equipment Lease Agreement includes customary events of default, including non-payment by the Company of the monthly lease payments and the payment of penalties upon such late payments.  The Company intends to utilize the proceeds from the sale of the Equipment for working capital purposes.

In connection with the Purchase Agreement, the Company’s Factoring Agreement with Fordham effective May 28, 2015, as amended by an amendment dated June 25, 2015, was further amended to grant to Fordham a security interest in all of the collateral under such agreement to secure the payment to Fordham of all rent payments and all other amounts owed by the Company to Fordham under the Equipment Lease Agreement.

The foregoing description of the Purchase Agreement and the Equipment Lease Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of  such agreements,  which are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein and made a part hereof.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Equipment Purchase Agreement between Z Trim Holdings, Inc. and Fordham Capital Partners, LLC, dated July 17, 2015

10.2	Equipment Lease Agreement between Z Trim Holdings, Inc. and Fordham Capital Partners, LLC, dated July 17, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2015	Z Trim Holdings, Inc.

By: /s/ Edward B. Smith, III
Edward B. Smith, III
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Equipment Purchase Agreement between Z Trim Holdings, Inc. and Fordham Capital Partners, LLC, dated July 17, 2015

10.2	Equipment Lease Agreement between Z Trim Holdings, Inc. and Fordham Capital Partners, LLC, dated July 17, 2015